Exhibit 10.7

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Supplemental Agreement No. 13 to
Purchase Agreement No. 03776 between
The Boeing Company and
United Airlines, Inc.
Relating to Boeing Model 737 *** Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of March 20, 2020, by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (Customer) (SA-13);
WHEREAS, the parties hereto entered into Purchase Agreement No. 3776 dated July 12, 2012, as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing model 737 *** aircraft (Aircraft). This Supplemental Agreement is an amendment to the Purchase Agreement;

WHEREAS, solely to conform and further amend the Purchase Agreement to reflect Customer and Boeing's agreement regarding the following matters without duplication of any consideration being provided to Customer:

(i)	provide Customer with ***;

(ii)	revise certain warranty provisions;

(iii)	provide additional Customer ***; and

(iv)	specify consideration applicable to certain Boeing aircraft;

UAL-PA-03776		SA-13, Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Execution Version SA-13 to 737 *** Purchase Agreement No. 03776, Page 1 of 22

Supplemental Agreement No. 13 to
Purchase Agreement No. 03776

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.	Table of Contents.

The "Table of Contents" is deleted in its entirety and replaced with the attached "Table of Contents" (identified by "SA-13").

2.	Letter Agreements.

1.Letter Agreement No. UAL-PA-03776-LA-1207637R1 is deleted in its entirety and replaced with Letter Agreement UAL-PA-03776-LA-1207637R2 entitled "*** Matters" to provide Customer with certain ***.

2.Letter Agreement No. UAL-PA-03776-LA-1208596R1 is deleted in its entirety and replaced with the attached Letter Agreement UAL-PA-03776-LA-1208596R2 entitled "AGTA Matters" (identified by SA-13) to revise warranty provisions.

3.Letter Agreement No. UAL-PA-03776-LA-1208869 is deleted in its entirety and replaced with Letter Agreement UAL-PA-03776-LA-1208869R1 entitled "Delivery *** Matters" to provide additional *** rights.

4.Letter Agreement No. UAL-PA-03776-LA-2001766 entitled "Certain Special Matters" is added to the Purchase Agreement to specify consideration applicable to certain Boeing aircraft.

The Purchase Agreement will be deemed supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.

The rest of this page is left intentionally blank.

UAL-PA-03776		SA-13, Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Execution Version SA-13 to 737 *** Purchase Agreement No. 03776, Page 2 of 22

Supplemental Agreement No. 13 to
Purchase Agreement No. 03776

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.

/s/ Irma L. Krueger	/s/ Gerald Laderman
Signature	Signature

Irma L. Krueger	Gerald Laderman
Printed Name	Printed Name

Attorney-in-Fact	Executive Vice President and Chief Financial Officer
Title	Title

UAL-PA-03776		SA-13, Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Execution Version SA-13 to 737 *** Purchase Agreement No. 03776, Page 3 of 22

TABLE OF CONTENTS

SA
ARTICLES		Number
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-9

1.1	*** 737-9 Aircraft Delivery, Description, Price and ***	SA-10

1A.	737-*** Aircraft Delivery, Description, Price and ***	SA-12

EXHIBITS
A-1	737-*** & *** 737-*** Aircraft Configuration	SA-8
A-2	737-*** Aircraft Configuration
A-3	737-*** Aircraft Configuration
A-4	737-*** Aircraft Configuration	SA-9
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	*** Adjustment/Airframe and ***
AE2.	*** Adjustment/Airframe and *** for the 737-*** Aircraft	SA-9

BFE1.	BFE Variables 737-*** Aircraft	SA-7
BFE2.	BFE Variables 737-*** Aircraft	SA-9
CS1.	Customer Support Variables	SA-9
EE1.	Engine Warranty and ***
SLP1.	Service Life Policy Components

UAL-PA-03776		SA-13, Page 1 of 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Execution Version SA-13 to 737 *** Purchase Agreement No. 03776, Page 4 of 22

TABLE OF CONTENTS, CONTINUED

SA
LETTER AGREEMENTS		NUMBER

UAL-PA-03776-LA-1207637R2	*** Matters	SA-13
UAL-PA-03776-LA-1207638R2	***	SA-10
UAL-PA-03776-LA-1207640	Demonstration Flight Waiver
UAL-PA-03776-LA-1207643R1	Open Matters 737-*** Aircraft	SA-9
UAL-PA-03776-LA-1207646R3	Promotional Support	SA-12
UAL-PA-03776-LA-1207647	Seller Purchased Equipment
UAL-PA-03776-LA-1207649	Spare Parts Initial Provisioning
UAL-PA-03776-LA-1207650R4	Special Matters	SA-10
UAL-PA-03776-LA-1208055R1	***	SA-7
UAL-PA-03776-LA-1208122	***	SA-10
UAL-PA-03776-LA-1208123R1	*** Matters for 737-*** Aircraft	SA-9
UAL-PA-03776-LA-1208157R2	***	SA-9
UAL-PA-03776-LA-1208234	Privileged and Confidential Matters
UAL-PA-03776-LA-1208596R2	AGTA Matters	SA-13
UAL-PA-03776-LA-1208238	Assignment Matters
UAL-PA-03776-LA-1208869R1	Delivery *** Matters	SA-13
UAL-PA-03784-LA-1207869	737 Production Adjustments
UAL-PA-03776-LA-1606848R2	*** Special *** Aircraft	SA-9
UAL-PA-03776-LA-1703685	737-*** Aircraft ***	SA-9
UAL-PA-03776-LA-1703743	2017 ***	SA-9
UAL-PA-03776-LA-1703858R1	*** Program for the 737-*** Aircraft	SA-10

	*** Commitment for the 737-*** Aircraft	§5.1.2 of SA-9
UAL-PA-3776-LA-1801367	Loading of Customer Software	SA-10
UAL-PA-3776-LA-1801619	Installation of Cabin Systems Equipment	SA-10
UAL-PA-3776-LA-1807469	*** From *** for 737-*** Aircraft	SA-11
UAL-PA-3776-LA-2001766	Certain Special Matters	SA-13

UAL-PA-03776		SA-13, Page 2 of 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Execution Version SA-13 to 737 *** Purchase Agreement No. 03776, Page 5 of 22

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1	June 17, 2013
Supplemental Agreement No. 2	January 14, 2015
Supplemental Agreement No. 3	May 26, 2015
Supplemental Agreement No. 4	June 12, 2015
Supplemental Agreement No. 5	January 20, 2016
Supplemental Agreement No. 6	February 8, 2016
Supplemental Agreement No. 7	December 27, 2016
Supplemental Agreement No. 8	June 7, 2017
Supplemental Agreement No. 9	June 15, 2017
Supplemental Agreement No. 10	May 15, 2018
Supplemental Agreement No. 11	September 25, 2018
Supplemental Agreement No. 12	December 12, 2018
Supplemental Agreement No. 13	March 20, 2020

UAL-PA-03776		SA-13, Page 3 of 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Execution Version SA-13 to 737 *** Purchase Agreement No. 03776, Page 6 of 22

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
______________________________________________________________________________________________________

UAL-PA-03776-LA-1207637R2

United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606

Subject:    *** Matters

Reference: Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 *** aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UCH-PA-03776-LA-1207646R1 dated June 7, 2017.
The Purchase Agreement incorporates the terms and conditions of AGTA/UAL between Boeing and Customer. This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

1.***.

UAL-PA-03776-LA-1207637R2		SA-13
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BOEING/UNITED AIRLINES, INC. PROPRIETARY

Execution Version SA-13 to 737 *** Purchase Agreement No. 03776, Page 7 of 22

2.	***.

3.	***.

UAL-PA-03776-LA-1207637R2		SA-13
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BOEING/UNITED AIRLINES, INC. PROPRIETARY

Execution Version SA-13 to 737 *** Purchase Agreement No. 03776, Page 8 of 22

4.	Confidentiality.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA- 1208234.

5.	Assignment.

Except as provided in Letter Agreement No. UAL-PA-03776-LA-1208238, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer's becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By:    /s/ Irma L. Krueger

Its:     Attorney-in-Fact

UAL-PA-03776-LA-1207637R2		SA-13
*** Matters		Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Execution Version SA-13 to 737 *** Purchase Agreement No. 03776, Page 9 of 22

ACCEPTED AND AGREED TO AS OF

Date:        March 20, 2020

UNITED AIRLINES, INC.

By:     /s/ Gerald Laderman

Its:     Executive Vice President and Chief Financial Officer

UAL-PA-03776-LA-1207637R2		SA-13
*** Matters		Page 4
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Execution Version SA-13 to 737 *** Purchase Agreement No. 03776, Page 10 of 22

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
______________________________________________________________________________________________________

UAL-PA-03776-LA-1208596R2

United Airlines, Inc.
233 South Wacker Drive Chicago, Illinois 60606

Subject:    AGTA Matters

References: 1) Purchase Agreement No. 03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 *** aircraft (Aircraft); and

2) Aircraft General Terms Agreement dated as of July 12, 2012 between the parties, identified as UCH-AGTA (AGTA)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement replaces in its entirety Letter Agreement UAL-PA-03776-1208596R1 dated May 15, 2018.

1.AGTA Basic Articles.

1.1Article 2.1.1, "Airframe Price," of the basic articles of the AGTA is revised to read as follows:

Airframe Price is defined as the price of the airframe for a specific model of aircraft described in a purchase agreement. (For Models 737-600, 737-700, 737-800, 737-900, 737-7, 737-8, 737-9, 737-10, 747-8, 777-
200LR, and 777-300ER, ***.)

1.2Article 2.1.3, "Engine Price" of the basic articles of the AGTA is revised to read as follows:

Engine Price is defined as the price set by the engine manufacturer for a specific engine to be installed on the model of aircraft described in a purchase agreement (*** to Models 737-600, 737-700, 737-800,
737-900, 737-7, 737-8, 737-9, 737-10, 747-8, 777-200LR and 777-300ER).

UAL-PA-03776-LA-1208596R2		SA-13
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BOEING/UNITED AIRLINES, INC. PROPRIETARY

Execution Version SA-13 to 737 *** Purchase Agreement No. 03776, Page 11 of 22

1.3Article 2.1.5, "*** Adjustment" of the basic articles of the AGTA is revised to read as follows:

*** Adjustment is defined as the price adjustment to the Airframe Price (*** for Models 737-600, 737-700 737-800, 737-900, 737-7, 737-8, 737-9, 737-10, 747-8, 777-200LR and 777-300ER) and the *** Features Prices resulting from the calculation using the economic price formula contained in *** to the ***. The price adjustment to the Engine Price for all other models of aircraft will be calculated using the ***.

1.4	Article 11 of the AGTA i entitled "Notices" is revised to read as follows:

Article 11. Notices.

All notices required by this AGTA or by any applicable purchase agreement will be written in English, will be effective on the date of receipt, and will be delivered or transmitted by any customary means to the appropriate address or number listed below:

UNITED	BOEING
By mail: United Airlines, Inc. 233 South Wacker Drive Chicago, Illinois 60606 By Courier: United Airlines, Inc. 233 South Wacker Drive - HDQPP Chicago, Illinois 60606 Attn: Vice President of Procurement
By mail:
The Boeing Company
P.O. Box 3707 Mail Code: 21-43 Seattle, WA 98124
By Courier:
Boeing Commercial Airplanes 1901 Oakesdale Avenue SW Renton, Washington 98057
Attn: Vice President - Contracts Mail Code 21-24

UAL-PA-03776-LA-1208596R2		SA-13
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BOEING/UNITED AIRLINES, INC. PROPRIETARY

Execution Version SA-13 to 737 *** Purchase Agreement No. 03776, Page 12 of 22

1.5. Part 2, Article 3.1, of Exhibit C to the AGTA is amended to add subparagraph (iv) as follows:

(iv) For the Delivered Aircraft, Boeing will *** of the standard Boeing Products Warranty *** by the FAA ***. Delivered Aircraft is defined as the *** Aircraft over which Customer has taken delivery as of ***.

2.	Appendices to the AGTA.

2.1Appendix I, entitled "SAMPLE Insurance Certificate" the Combined Single Limit Bodily Injury and Property Damage: U.S. Dollars ($) any one occurrence each Aircraft (with aggregates as applicable) is added for the 737-7, 737-8, 737-9 and 737-10 in the amount of ***.

3.	Exhibit C to the AGTA, "Product Assurance Document".

3.1Part 2, Article 3.1, subsection (i), of Exhibit C of the AGTA is revised to read as follows:

for Boeing aircraft models 777F, 777-200, 777-300ER, 737-600, 737-700,
737-800, 737-900, 737-7, 737-8, 737-9, 737-10, 787 or new aircraft models designed and manufactured with similar, new technology and for the model 747-8, the warranty period ends *** months after Delivery.

Very truly yours,

THE BOEING COMPANY

By:    /s/ Irma L. Krueger

Its:     Attorney-in-Fact

UAL-PA-03776-LA-1208596R2		SA-13
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BOEING/UNITED AIRLINES, INC. PROPRIETARY

Execution Version SA-13 to 737 *** Purchase Agreement No. 03776, Page 13 of 22

ACCEPTED AND AGREED TO AS OF

Date:        March 20, 2020

UNITED AIRLINES, INC.

By:     /s/ Gerald Laderman

Its:     Executive Vice President and Chief Financial Officer

UAL-PA-03776-LA-1208596R2		SA-13
AGTA Matters		Page 4
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Execution Version SA-13 to 737 *** Purchase Agreement No. 03776, Page 14 of 22

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
______________________________________________________________________________________________________

UAL-PA-03776-LA-1208869R1

United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606

Subject:    Delivery *** Matters

Reference: Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Continental Holdings, Inc. (Customer) relating to Model 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement replaces in its entirety Letter Agreement UAL-PA-03776-1208869 dated July 12, 2012.

1.Delivery ***. *** has requested, and *** has agreed to provide, *** in the *** of ***. *** will provide *** subject to the following terms and conditions:

1.1Such *** is offered to *** subject to available ***.

1.2Such *** may *** for a period of no greater than ***.

1.3*** will be available for Aircraft deliveries in ***, and will be limited to no more than ***.

1.4*** must exercise the *** by providing *** with written notification at least *** months prior to the first day of *** or *** of the Aircraft for which the *** is requested.

UAL-PA-03776-LA-1208869R1		SA-13
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BOEING/UNITED AIRLINES, INC. PROPRIETARY

Execution Version SA-13 to 737 *** Purchase Agreement No. 03776, Page 15 of 22

2.Reciprocal ***. Should *** successfully exercise its *** pursuant to the terms of this Letter Agreement, *** will be provided with a *** subject to the following terms and conditions:

2.1Such *** may *** for a period of no greater than ***.

2.2*** will be provided with *** after every *** successfully exercised ***. Unless exercised pursuant to the terms and conditions of this Letter Agreement, each *** will terminate *** months from the first day of the month that such *** is made available to ***.

2.3*** must exercise each *** by providing *** with written notification at least *** months prior to the first day of the *** or *** of the Aircraft for which the *** will be applied to.

3.	***.

3.1*** has requested and *** has agreed to provide *** in the form of a *** of any of the *** subject to compliance with the following terms:

3.2*** will provide written notice to *** no later than *** days prior to the first day of the *** of a *** for which the *** is requested (each and collectively a ***);

3.3The parties agree to work together to determine a mutually agreeable *** for all *** such that applicable ***;

3.4*** agrees to provide *** with written notice of the *** for any *** no later than *** days prior to the first day of such *** for any ***;

3.5*** will not *** in respect of a *** earlier than at *** of the corresponding ***;

3.6    For the purpose of this Article 3, *** is defined as each of the *** scheduled for *** in *** in the Purchase Agreement.

UAL-PA-03776-LA-1208869R1		SA-13
Delivery *** Matters		Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Execution Version SA-13 to 737 *** Purchase Agreement No. 03776, Page 16 of 22

4.	Assignment.

Except as provided in Letter Agreement No. UAL-PA-03776-LA-1208238, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer's becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

5.	Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA- 1208234.

Very truly yours,

THE BOEING COMPANY

By:    /s/ Irma L. Krueger

Its:     Attorney-In-Fact

UAL-PA-03776-LA-1208869R1		SA-13
Delivery *** Matters		Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Execution Version SA-13 to 737 *** Purchase Agreement No. 03776, Page 17 of 22

ACCEPTED AND AGREED TO AS OF

Date:        March 20, 2020

UNITED AIRLINES, INC.

By:     /s/ Gerald Laderman

Its:     Executive Vice President and Chief Financial Officer

UAL-PA-03776-LA-1208869R1		SA-13
Delivery *** Matters		Page 4
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Execution Version SA-13 to 737 *** Purchase Agreement No. 03776, Page 18 of 22

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
______________________________________________________________________________________________________

UAL-PA-03776-LA-2001766

United Airlines, Inc.
233 South Wacker Drive Chicago, Illinois 60606

Subject:    Certain Special Matters

Reference: Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737-*** aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.Customer Business Consideration.

1.1Boeing will provide to Customer the business considerations described as follows:

(a)    *** in the *** at time of delivery of each of the *** 737-*** Aircraft *** in the Purchase Agreement (***), for ***.

1.2If by ***, Boeing has ***, then Boeing will *** under the terms of paragraph 1.1 above, by ***; provided, however, that *** (as that term is defined in Section 3.1 of Letter Agreement UAL-PA-03776-LA-1208869R1) shall be ***.

1.3Customer may ***, to
(i) the *** of *** and *** provided by Boeing and/or its affiliates, and/or (ii) the *** by Boeing to Customer. Customer may *** to ***.

1.4Boeing *** for the ***.

The parties agree that Boeing has the *** of the *** in respect of any of the *** in accordance with the following terms:

UAL-PA-03776-LA-2001766		SA-13
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BOEING/UNITED AIRLINES, INC. PROPRIETARY

Execution Version SA-13 to 737 *** Purchase Agreement No. 03776, Page 19 of 22

(i)	Boeing will provide Customer with written notice of its *** a *** no later than *** days prior to the *** of the applicable ***;

(ii)	The *** can be *** in respect of *** of the ***;

(iii)	*** for any *** shall not exceed *** in duration;

(iv)	*** on any *** from the *** of the applicable *** until the day before *** by Boeing at Customer's ***.

(v)	Customer will provide Boeing with sufficient documentation at the time of the *** of the applicable *** to evidence its *** to Customer by Boeing under this Sub-Section 1.4.

2.***.

The calculation of the *** for each *** and each *** will be based on the *** specified in the Purchase Agreement.

3.Assignment.

Except as provided in Letter Agreement No. UAL-PA-03776-LA-1208238, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer's becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

4.Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA- 1208234

UAL-PA-03776-LA-2001766		SA-13
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BOEING/UNITED AIRLINES, INC. PROPRIETARY

Execution Version SA-13 to 737 *** Purchase Agreement No. 03776, Page 20 of 22

Very truly yours,

THE BOEING COMPANY

By:    /s/ Irma L. Krueger

Its:     Attorney-In-Fact

UAL-PA-03776-LA-2001766		SA-13
Certain Special Matters		Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Execution Version SA-13 to 737 *** Purchase Agreement No. 03776, Page 21 of 22

ACCEPTED AND AGREED TO AS OF

Date:        March 20, 2020

UNITED AIRLINES, INC.

By:     /s/ Gerald Laderman

Its:     Executive Vice President and Chief Financial Officer

UAL-PA-03776-LA-2001766		SA-13
Certain Special Matters		Page 4
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Execution Version SA-13 to 737 *** Purchase Agreement No. 03776, Page 22 of 22